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                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 1, 1997

                    ROCHESTER TELEPHONE CORP.
      (Exact name of registrant as specified in its charter)

       New York            33-91250       16-1469713
   (State or other       (Commission      (IRS Employer
    jurisdiction of      File Number)    Identification No.)
    incorporation)

180 South Clinton Avenue, Rochester, New York        14646
(Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code (716) 777-1000



Item 5   Other Events
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      As previously announced, Rochester Telephone Corp. filed a
Certificate of Amendment to its Certificate of Incorporation
changing its name to Frontier Telephone of Rochester, Inc.,
effective October 1, 1997.
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                            SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

                                   Rochester Telephone Corp.
                                    (Registrant)



Dated: October 9, 1997             By:  /s/ Gregg C. Sayre
                                        -------------------------
                                        Gregg C. Sayre
                                        Secretary